                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-Q for the quarterly period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris Goldfarb, Chief Executive Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Morris Goldfarb
                                                 ------------------------
                                                 Morris Goldfarb
                                                 Chief Executive Officer


Dated:   June 11, 2003






                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-Q for the quarterly period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne Miller, Chief Financial Officer of the Company, hereby certify that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                 /s/ Wayne Miller
                                                 ------------------------
                                                 Wayne S. Miller
                                                 Chief Financial Officer

Dated:   June 11, 2003